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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-34223 (Commission File Number)	04-2997780 (IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts (Address of principal executive offices)	02061-9149 (Zip Code)

(781) 792-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        As described in Note 14, "Segment Reporting," to the unaudited financial statements of Clean Harbors, Inc. (the "Company") for the fiscal quarters ended March 31, 2012 and 2011, as included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012 as filed with the Securities and Exchange Commission (the "Commission") on May 9, 2012, the Company re-assigned during the fiscal quarter ended March 31, 2012 certain departments among its four segments to support management reporting changes. In addition, during the quarter ended March 31, 2012, the Company adopted new accounting standards related to the presentation of comprehensive income and began presenting comprehensive income in a separate financial statement instead of including the presentation of comprehensive income within its statement of stockholders' equity. This Current Report on Form 8-K is being filed to update the information about segment reporting which appeared in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Commission on February 29, 2012, in a manner which is consistent to the segmentation presentation of the Company as revised during the quarter ended March 31, 2012 and to retrospectively apply the method of presenting comprehensive income in a separate financial statement.

        Attached as Exhibit 99.1 to this Current Report on Form 8-K are revised versions of Part II Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Part II Item 8, "Financial Statements and Supplementary Data," in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, to reflect recasted segment information to conform to the Company's 2012 segmentation presentation as revised during the fiscal quarter ended March 31, 2012 and the retrospective adoption of the presentation of comprehensive income in a separate financial statement. In addition, the Company has included a revised Part IV Item 15, "Exhibits and Financial Statement Schedules," in this Current Report on Form 8-K to describe the filing of a revised consent of Deloitte & Touche LLP as Exhibit 23, and has filed as Exhibit 99.2 to this Report a 2011 Unaudited Recast Segment Information by Quarter. All other Items of the Company's Annual Report on Form 10-K remain unchanged.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Exhibit Description
99.1	Revised Items 7, 8 and 15 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.
99.2	2011 Unaudited Recast Segment Information by Quarter.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEAN HARBORS, INC
/s/ JAMES M. RUTLEDGE James M. Rutledge Vice Chairman and Chief Financial Officer

Date: July 16, 2012

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES